ROYAL INSURANCE
                           Executive Offices:  9300 Arrowpoint Blvd.
                                               Charlotte, NC  28217


                   DIRECTORS AND OFFICERS LIABILITY AND

                     COMPANY REIMBURSEMENT COVERAGE



          NOTICE: THIS IS A CLAIMS MADE INDEMNITY POLICY WHICH APPLIES ONLY TO CLAIMS FIRST MADE, AND REPORTED TO ROYAL DURING THE POLICY PERIOD (AGAINST THE INSURED
                   PERSONS FOR A WRONGFUL ACT).

          NOTICE:  THE LIMIT OF LIABILITY IS DEPLETED BY AMOUNTS
                   INCURRED FOR DEFENSE FEES AND EXPENSES. AMOUNTS INCURRED FOR DEFENSE EXPENSES SHALL BE APPLIED
                   FIRST AGAINST THE RETENTION AMOUNT.

          NOTICE: INSURER HAS NO DUTY TO PROVIDE A DEFENSE FOR ANY INSURED PERSON OR THE INSURED ORGANIZATION.



                            PLEASE READ CAREFULLY
                                 CLAIM NOTICE
                 Please notify Royal Specialty Underwriting, Inc.
                                of all claims.


                      Royal Specialty Underwritings, Inc.
                      945 East Paces Ferry Road
                      Suite 1890
                      Atlanta, GA  30326

                      Attention:  Claims Department

RSUIFP-RI-00001 (Ed. 4/93)

In consideration of the payment of premium and in reliance upon all statements made and information furnished to the Royal Indemnity Company, (a stock insurance company, hereinafter called the Insurer) including the statements made in the Application attached hereto and made a part hereof, and subject to the terms, conditions, definitions, exclusions and limitations hereinafter provided, the Insurer agrees:

SECTION 1.  INSURING CLAUSE

(A) with the Insured Persons of the Insured Organization that if during the Policy Period, any Claim or Claims are first made against the Insured Persons and reported in accordance with Section 4, Condition (G) of this policy, jointly or severally, for a Wrongful Act, the Insurer will pay on behalf of such Insured Persons all Loss which such Insured Persons shall become legally obligated to pay.

(B) with the Insured Organization that if during the Policy Period, any Claim or Claims are first made against the Insured Persons and reported in accordance with Section 4. Condition (G) of this policy, jointly or severally, for a Wrongful Act, the Insurer will pay on behalf of the Insured Organization, all Loss for which the Insured Organization is required or permitted to indemnify the Insured Persons pursuant to law, common or statutory, or the Charter or By-laws of the Insured Organization duly effective under such laws which determines and defines such rights to indemnify.

SECTION 2.  DEFINITIONS

(A) "Application" means the Application attached to and forming part of this policy, including any materials submitted as part of the Application process which are on file with the Insurer and which form part of the policy, whether physically attached or not.

(B) "Claim" means written or oral demand for money or services received by an Insured Person that any person or entity intends to hold any Insured Person responsible for a Wrongful Act.

(C) "Defense Expenses" means reasonable legal fees and expenses incurred, with the written consent of the Insurer, by an Insured Person in defense of a Claim, including appeal, except that Defense Expenses shall not include: (1) remuneration, overhead or benefit expenses associated with any Insured Person; and
     (2) any amounts incurred in defense of any Claim including appeal for which any other insurer has a duty to defend, regardless of whether or not such other insurer undertakes such duty; and
     (3) any obligation to apply for, procure or provide security for any appellate or similar bond.

(D) "Insured Organization" means the organization named in Item 1 of the Declarations and any Subsidiary existing prior to or at the inception date of this policy and listed on the Named Insured Endorsement attached to this policy. In addition, Insured Organization shall mean any Subsidiary created or acquired after the inception date of the policy subject to Section 4. Condition
     (H) Merger, Consolidation or Acquisition.

(E) "Insured Person" means any past, present or future director or officer, and in the event of the death, incapacity or bankruptcy of an Insured Person, the estate, heirs, legal representatives or assigns of such individual.

(F) "Loss" means any amount for settlement, damages or judgment, including Defense Expenses, in excess of the applicable retention and not exceeding the limit of liability, as listed on the Declarations Page, which an Insured Person is legally obligated to pay as a result of a Claim. Loss does not include sanctions, punitive or exemplary damages, the multiplied portion of any multiplied damage award, matters which are uninsurable under the law pursuant to which this policy shall be construed, fines, taxes or penalties.

(G) "Policy Period" means the period from the inception date to the expiration date in Item 2 of the Declarations Page or to any earlier cancellation or termination date. Any extension of coverage under Section 4. Condition (E) will be part of and not in addition to the Policy Period.

(H) "Subsidiary" means a corporation of which the Insured Organization owns more than fifty percent (50%) of the voting stock.

(I) "Wrongful Act" means any actual or alleged error, omission, misstatement, misleading statement, neglect or breach of duty by an Insured Person solely in their capacity as an Insured Person acting on behalf of the Insured Organization.

SECTION 3.  EXCLUSIONS

(A) Except for Loss for which the Insured Organization is required to indemnify the Insured Persons, or for which the Insured Organization has, to the extent permitted by law, indemnified the Insured Persons, the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against the Insured Persons:

     (1) based upon or attributable to any Insured Person gaining in fact of any personal profit or advantage to which such Insured Person was not legally entitled;

     (2) for return by the Insured Persons of any remuneration paid to the Insured Persons without the previous approval of the governing bodies of the Insured Organization, which payment, without such previous approval, shall be held by the Courts to be in violation of law;

     (3) based upon, arising out of or attributable to profits in fact made from the purchase and sale or sale and purchase by the Insured Persons of securities of the Insured Organization within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

     (4) brought about or contributed to by the dishonesty of the Insured Persons. However, notwithstanding the foregoing, the Insured Persons shall be protected under the terms of this policy as to any Claims upon which suit may be brought against them, by reason of any alleged dishonesty on the part of the Insured Persons unless a judgment or other final adjudication thereof adverse to the Insured Persons shall establish that acts of active and deliberate dishonesty committed by the Insured Persons with actual dishonest purpose and intent were material to the cause of action so adjudicated.

NOTE: The Wrongful Act of any Insured Person shall not be imputed to any other Insured Person for the purpose of determining the applicability of the exclusions enumerated in Section
          3. Exclusions (A).

(B) The Insurer shall not be liable to make any payment for Loss in connection with any Claim made against the Insured Persons:

     (1) for any actual or alleged (a) bodily injury, sickness, disease, or death of any person, assault, battery, mental anguish, or emotional distress; or (b) damage to or destruction of any tangible property including loss of use thereof; or (c) invasion of privacy, wrongful entry, eviction, false arrest, false imprisonment or malicious prosecution;

     (2)  for libel, slander or defamation in any form;

     (3)  for any actual or alleged violations of the Employee
          Retirement Income Security Act of 1974 or any regulations promulgated thereunder, or of any similar provisions of any federal, state or local law or regulation;

     (4) alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly:

          (a) the actual, alleged or threatened discharge, dispersal, release or escape of pollutants, or

          (b) any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants,

          Including but not limited to Claims alleging damage to the Insured Organization;

          Pollutants includes (but is not limited to) any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste.
          Waste includes (but is not limited to) materials to be recycled, reconditioned or reclaimed;

     (5) by an Insured Person or Insured Organization, as defined in this policy, except:

          (a) for stockholder's derivative actions brought by a shareholder of the Insured Organization other than an Insured Person;

          (b) a Claim brought by an officer who is not a Director for their alleged wrongful termination;

     (6) based upon or attributable to, or arising out of, or in any way involving:

          (a) payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time domestic or foreign governmental or armed services officials, agents, representatives, employees or any members of their family or any entity with which they are affiliated; or

          (b) payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time officials, directors, agents, partners, representatives, principal shareholders, or owners or employees, or affiliates (as that term is defined in the Securities Exchange Act of 1934, including any of their officers, directors, agents, owners, partners, representatives, principal shareholders or employees) of any customers of the Insured Organization or any members of their family or any entity with which they are affiliated; or

          (c)  Political Contributions, whether domestic or foreign;

     (7) based upon or attributable to any failure or omission on the part of the Insured Person to effect and maintain adequate insurance;

     (8) based upon or attributable to the essential fact underlying or alleged in any matter which prior to the inception date of this policy has been the subject of notice to any Insurer of a Claim, or a threat of Claim, or an occurrence which might give rise to a Claim under any policy of which this insurance is a renewal or replacement or which it may succeed in time;

     (9) based upon, arising out of directly or indirectly resulting from, in consequence of, or in any way involving service by an Insured Person as a director or officer of any entity other than the Insured Organization even if such service is directed or requested by the Insured Organization;

    (10) alleging, arising out of, based upon or attributable to the ownership, management, maintenance and/or control by the Insured Organization of any captive insurance company or entity including but not limited to Claims alleging the insolvency or bankruptcy of the Insured Organization named in Item 1 of the Declarations as a result of such ownership, operation, management and control;

    (11) based upon or in any way involving any offer to purchase, or purchase of, securities of the Insured Organization at a premium over their then current market value; made by the Insured Organization or by any of the Insured Persons, except where such offer or purchase extends to all security holders of the Insured Organization;

    (12)  based upon or any way involving actual or alleged:
          (1) attempts whether successful or unsuccessful, by any person or entity to acquire securities of the Insured Organization, in opposition to the Board of Directors of the Insured Organization, or (2) efforts, whether successful or unsuccessful, by the Insured Organization or any of its Insured Persons to resist such attempts;

SECTION 4.  CONDITIONS

(A)  INDEMNITY PAYMENT FOR DEFENSE EXPENSES; INSURER HAS NO DUTY TO
     PROVIDE DEFENSE

     (1) It is the duty of the Insured Person and not the duty of the Insurer to provide for a defense of Claims against them. The Insurer shall indemnify the Insured Person or Insured Organization for Defense Expenses after final disposition of a covered Claim. No Defense Expenses shall be incurred and no settlement of any Claim shall be made without the Insurer's written consent; such consent not to be unreasonably withheld. Any Defense Expenses incurred or settlements made without the written consent of the Insurer will not be covered under this policy.

     (2) Under Section 1. Insuring Clause (A), (B), the Insurer may, upon written request by an Insured Person, pay on a current basis Defense Expenses which are otherwise payable under this policy except to the extent that the Insured Organization is required or permitted to indemnify the Insured Person for such Defense Expenses.

     (3) Under Section 1. Insuring Clause (B), The Insurer may, upon written request by the Insured Organization, reimburse on a current basis Defense Expenses which are otherwise payable under this policy.

     (4) Any Insured Person or the Insured Organization requesting that the Insurer pay on a current basis Defense Expenses for a claim hereunder must agree in writing, prior to any payment of Defense Expenses by the Insurer, that upon demand the Insured Person or the Insured Organization or both will repay the Insurer all Defense Expenses paid to or on behalf of such Insured Person in connection with such Claim if the Insurer determines that there is no coverage under Insuring Clause
          (A) or (B).

     (5) The Insured Organization and the Insured Persons shall give the Insurer the right to associate itself in the defense and settlement of any Claim that appears reasonably likely to involve the Insurer.

(B)  OTHER INSURANCE; OTHER INDEMNIFICATION

     In the event that:

     (1) there is any other insurance, whether prior or subsequent to this policy, directly or indirectly covering or insuring any Wrongful Act by an Insured Person otherwise covered by this policy, or

     (2) there is indemnification to which an Insured Person is entitled from any entity other than the Insured Organization,

     then all other insurance or indemnification shall apply first to the noticed Claim and this policy shall not be considered contributing but will indemnify only the difference between all amounts recoverable under all other insurance or indemnification and the amounts of any Loss otherwise covered under this policy, not exceeding the limit of liability shown on the Declarations Page and subject to all policy provisions. In the event there is other insurance or indemnity available to the Insured Person or Insured Organization, then this insurance shall provide specific excess coverage only and shall not be subject to the terms of any other insurance or indemnity.

(C)  LIMIT OF LIABILITY; RETENTION; PAYMENT OF LOSS

     (1) The amount stated in Item 3 of the Declaration is the maximum aggregate limit of liability under the policy and the total amount the Insurer shall be obligated to indemnify under the policy whether under Section 1. Insuring Agreements (A) or
          (B) or both, regardless of the time of payment by the Insurer. Defense Expenses shall be part of and not in addition to the limit of liability, and payment of Defense Expenses by the Insurer will deplete the limit of liability.

     (2) All Claims based on, arising out of, directly or indirectly resulting from, in consequence of, or in any way involving the same or related facts, circumstances, situations, transactions or events, or the same or related series of facts, circumstances, situations, transactions or events, shall be deemed to be a single Claim.

     (3) If Loss from a Claim is covered under more than one Insuring Clause, the application retention stated in Item 4 of the Declarations Page shall be applied separately to that part of the Loss covered by each Insuring Clause, and the sum of such retentions shall be the retention applicable to such Claim. However, the total retention shall not exceed the largest retention stated in Item 4 of the Declarations Page.

     (4) The company reimbursement RETENTION and SECTION 1 INSURING CLAUSE (B) shall be applicable to all Claims whenever indemnification by the Insured Organization is legally permissible or statutorily required, whether or not the Insured Organization has agreed to indemnify its Insured Persons or not, except where actual indemnification cannot be made by the Insured Organization to its Insured Persons solely by reason of the Insured Organization's financial insolvency.

     (5)  Except for the payment of Defense Expenses as provided in
          Section 4. Conditions (A), (2) and (3), the Insurer shall indemnify for Loss only upon the final disposition of any Claim.

(D)  COOPERATION; SUBROGATION

     In the event of a Claim or notice of circumstances under Section
     4. Conditions (G), (1), (2), the Insured Person will provide the Insurer with all information, assistance and cooperation that the Insurer reasonably requests, and will take no action that may prejudice the Insured Persons or Insurer's position or potential or actual rights or defense under the policy without the Insurer's consent. In the event of payment by the Insurer, it shall be subrogated to all of the rights of recovery of the Insured Persons, who shall execute all papers and take all necessary actions to secure such rights, including the execution of any documents necessary to enable the Insurer effectively to bring suit in the Insured Persons name.

     Any amount so recovered shall be apportioned for the repayment of; first, the Insurer's subrogation expenses, legal fees and costs; second, payments by the Insured Person or Insured Organization in excess of the retention and applicable insurance; third, payments by an excess insurer; fourth, payments by the Insurer; and last, reimbursement of the retention.

(E)  DISCOVERY PERIOD

     If the Insurer shall cancel or refuse to renew this policy the Insured Organization shall have the right, upon payment of an additional premium of fifty percent (50%) of the Full Annual Premium, to a period of ninety (90) days following the effective date of such cancellation or nonrenewal (herein referred to as the Discovery Period) in which to give written notice to the Insurer of claims first made against the Insured Persons during said ninety (90) day period for any Wrongful Act occurring prior to the end of the Policy Period and otherwise covered by this policy.
     As used herein, Full Annual Premium means the premium level in effect immediately prior to the end of the Policy Period.

     The rights contained in this clause shall terminate unless written notice of such election, together with the additional premium, is received by Royal Specialty Underwriting, Inc. at the address shown on the Declarations Page within ten (10) days of the effective date of cancellation or nonrenewal. The full additional premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery Period is not cancellable. This clause and the rights contained herein shall not apply to any cancellation resulting from non-payment of premium.

(F)  RENEWAL PROVISION

     The offer by the Insurer of renewal terms, conditions, limits of liability and/or premiums varying from those of the expiring policy shall not constitute a refusal to renew.

(G)  NOTICE OF CLAIM OR CIRCUMSTANCE

     (1) If during the Policy Period any Claim is first made, as a condition precedent to indemnity, the Insured Organization must give written notice to Royal Specialty Underwriting, Inc. on behalf of the Insurer by certified mail and properly addressed to the address shown on the Declarations Page, of such Claim as soon as practicable after such Claim is first made and in no event later than the expiration date or any earlier cancellation date of this policy.

     (2) If during the Policy Period, an Insured Person or the Insured Organization first becomes aware of any circumstance which may reasonably be expected to give rise to a Claim against any Insured Person and, as soon as practicable thereafter, before the expiration date or any earlier cancellation date of the policy, gives to Royal Specialty Underwriting, Inc. on behalf of the Insurer written notice via certified mail at the address shown on the Declarations Page of such circumstance along with full particulars of the specific alleged Wrongful Act, then any Claim subsequently made against an Insured Person arising out of such circumstance will be deemed first made during the Policy Period.

(H)  MERGER, CONSOLIDATION OR ACQUISITION

     (1) If after the inception date, the Insured Organization creates or acquires a Subsidiary, that Subsidiary will be deemed to qualify as an Insured Organization but only for a Wrongful Act on or after the effective date of such creation or acquisition, for the first ninety (90) days after the date of the creation or acquisition. After this ninety (90) day period the created or acquired Subsidiary will no longer be deemed an Insured Organization unless:

          (a) written notice of the creation of acquisition is given to the Insurer by the Insured Organization within sixty
               (60) days of the date of the creation or acquisition. Such written notice shall include: (i) a copy of the most recent audited Financial Statements of the Subsidiary; (ii) a copy of the creation or acquisition documents; and (iii) a new completed Royal Directors and Officers application giving full particulars of the new subsidiary, which is acceptable to the Insurer;

          (b) the Insured Organization provides the Insurer with any additional information the Insurer may request;

          (c) the Insured Organization agrees to the terms, conditions, exclusions and additional premium charge as may be required by the Insurer; and

          (d) the Insurer, at its sole discretion, agrees in writing to extend the coverage of the policy to the created or acquired Subsidiary. If the information in (H) 1(a),
               (b), and (c) is received within the sixty (60) day period and the Insurer does not expressly accept or decline to extend coverage within the initial ninety (90) day period, then such ninety (90) day period will be extended until the Insurer expressly accepts or declines such extension of coverage.

     (2) If after the inception date, the Insured Organization is acquired by, merged with or consolidated into any entity such that the Insured Organization is not the surviving entity, then coverage under this policy shall cease immediately upon the date of such acquisition, merger or consolidation. For the purpose of Section 3. Definitions (G), the date of such acquisition, merger or consolidation shall be deemed the expiration date.

(I)  SALE OR DISSOLUTION OF SUBSIDIARY

     If, after the inception date, any Subsidiary is sold or dissolved, this policy, subject to its terms, shall apply only to persons who were Insured Persons prior to the sale or dissolution and only with respect to Claims first made during the Policy Period or Discovery Period for Wrongful Acts alleged to have been committed prior to the date of sale or dissolution. No coverage will be afforded for any person who becomes an Insured Person after the date of sale or dissolution.

(J)  REPRESENTATIONS

     The Insured Organization, through its authorized representative, represents that as of the inception date of this policy the particulars and statements contained in the Application are complete, true and correct and agree that (1) those particulars and statements are the basis of this policy and are to be considered as incorporated into and constituting a part of this policy; (2) those particulars and statements are material to the acceptance of the risk assumed by the Insurer; and (3) this policy is issued in reliance upon the truthfulness and completeness of such representations. Except for material facts or circumstances known to the person or persons who signed the Application, no statement in the Application or knowledge or information possessed by an Insured Person will be imputed to any other Insured Person for the purpose of determining the availability of coverage.

(K)  NO ACTION AGAINST THE INSURER

     (1) No action may be taken against the Insurer unless, as a condition precedent thereto, there has been full compliance with all of the terms of this policy and until the amount of the Insured Person's obligation to pay Loss has been finally determined either by judgment against the Insured Persons after adjudicatory proceedings, or by written agreement of the Insured Persons, the claimant and the Insurer.

     (2) No Insured Person or Insured Organization has any right under this policy to join the Insurer as a party to any Claim against an Insured Person to determine the liability of such Insured Persons; nor shall the Insurer be impleaded by an Insured Person or his, her or its legal representative in any such Claim.

(L)  AUTHORIZATION AND NOTICES

     The Insured Persons agree that the Insured Organization acts on their behalf with respect to giving and receiving all notices and return of premium from the Insurer.

(M)  CHANGES

     Notice to any agent or knowledge possessed by any agent or representations by persons acting on behalf of the Insurer does not effect a waiver or change in any part of this policy or estop the Insurer from asserting any right under the terms, conditions and limititations of this policy. The terms, conditions and limitations of this policy can only be waivered or changed by written endorsement.

(N)  ASSIGNMENT

     Assignment of interest under this policy does not bind the Insurer without its written consent.

(O)  CANCELLATION

     This policy may be canceled by the Insured Organization at any time by written notice or by surrender of this policy at any time to Royal Specialty Underwriting, Inc. at the address shown in the Declarations Page.

     The policy may also be canceled at any time by Royal Specialty Underwriting, Inc. on behalf of the Insurer by delivery to the Insured Organization or by mailing to the Insured Organization by registered, certified or other first class mail, to the address shown in this policy, written notice stating when, not less than sixty (60) days thereafter, the cancellation will become effective. The mailing of such notice will be sufficient proof of notice and this policy will terminate at the date and hour specified in the notice.

     If this policy is canceled by the Insured Organization, the Insurer will retain the customary short rate proportion of the premium hereon.

     If this policy is canceled by the Insurer, the Insurer will retain the pro rata proportion of the premium hereon. Payment or tender of any unearned premium by the Insurer is not a condition precedent to the effectiveness of cancellation but such payment will be made a soon as practicable after the cancellation date is effective.
     If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period will be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

     If the Insured Organization fails to pay any premium when due, the Insurer may cancel the policy upon ten (10) days written notice.

     The Insurer shall not be required to renew this policy upon its expiration.

(P)  EXHAUSTION

     When the limit of liability is exhausted by the indemnification for Loss, including Defense Expenses, all obligations of the Insurer under this policy will be fulfilled and extinguished, and the Insurer will have no further obligations of any kind or nature whatsoever under this policy.

(Q)  ACCEPTANCE

     The Insured Organization and Insured Persons agree that this policy, including the Application and any endorsements, constitute the entire agreement between them and the Insurer relating to this insurance policy.

(R)  HEADINGS

     The description in the headings and sub-headings of the policy are solely for convenience, and form no part of the terms and conditions of coverage.

(S)  GOVERNING LAW CLAUSE

     This policy shall, to the extent permitted by applicable law, be construed in accordance with the laws of the state or jurisdiction of incorporation or organization of the Insured Organization or in the case of matters pertaining to a Subsidiary, the laws of the state or jurisdiction of incorporation or organization thereof.

In Witness Whereof, the Insurer has caused this policy to be executed and attested, but this policy shall not be valid unless countersigned on the Declarations Page by a duly authorized agent of the Insurer.



          Joyce W. Wheeler            William E. Buckley

          Corporate Secretary         President

                      DIRECTORS AND OFFICERS
                      LIABILITY AND COMPANY
                    REIMBURSEMENT DECLARATIONS

Company      Policy Symbol & Number             Royal Insurance
Symbol                                          Executive Offices
                                                9300 Arrowpoint Blvd.
  R          HP 606008                          Charlotte, NC  28217

Renewal of
Number       RHP 605193

THIS POLICY IS ISSUED BY THE COMPANY NAMED BELOW:
  COMPANY NAME:  ROYAL INDEMNITY COMPANY

PRODUCER'S NAME AND ADDRESS

  ROYAL SPECIALTY UNDERWRITING, INC.
  Resurgens Plaza, Suite 1890
  945 East Paces Ferry Road
  Atlanta, GA   30326
  Tel:  404-231-2366

ITEM 1.  INSURED'S NAME AND MAILING ADDRESS

         ARROW AUTOMOTIVE INDUSTRIES, INC.
         3 SPEEN STREET
         FRAMINGHAM, MA  01701

ITEM 2.  POLICY PERIOD:

         FROM   June 1, 1997         TO   June 1, 1998
              (12:01 AM Standard Time at the address of the Insured)

ITEM 3.  LIMIT OF LIABILITY:

         $ 5,000,000   aggregate limit of liability each policy year.

ITEM 4.  RETENTION:

         $      0 each Director or Officer each loss but in no event
                   exceeding

         $      0 in the aggregate subject to

         $ 75,000  company reimbursement.

ITEM 5.  PREMIUM:

         $ 53,000  1 Year Prepaid Premium

ITEM 6.  POLICY FORM NUMBER AND ENDORSEMENTS ATTACHED AT ISSUANCE

         RSUIFP-RI-00001, (SEE ATTACHED SCHEDULE OF ENDORSEMENTS)


These Declarations along with the completed and signed Application and the Directors and Officers Liability Insurance Policy, shall constitute the contract between the Directors and Officers, the Company and Royal Indemnity Company.


Countersigned:    September 4, 1997     JAC         James A. Dixon
                         Date                 Authorized Representative

RSUI-DOP-0500 (07/92)

                           Insureds Copy

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

                      SCHEDULE OF ENDORSEMENTS

 1.  NUCLEAR ENERGY LIABILITY EXCLUSION                 00041
 2.  COVERAGE EXTENSION TO SUBSIDIARIES
 3.  PRIOR/PENDING LITIGATION EXCLUSION - BACKDATED     00120
 4.  DELETED EXCLUSIONS 6,7,11 and 12
 5.  INSURED ORGANIZATION TO INCLUDE SUBSIDIARIES
 6.  DISCOVERY ENDORSEMENT-BILATERAL
 7.  ALLOCATION ENDORSEMENT
 8.  MARITAL ESTATE EXTENSION
 9.  EMPLOYMENT PRACTICE LIABILITY                       EPL-NAP
10.  NINETY DAY(90)NOTICE OF CANCELLATION



The above Schedule of Endorsements is for illustrative and convenience purposes only and forms no part of the terms and conditions of coverage.

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.



                   DIRECTORS AND OFFICERS LIABILITY POLICY
                      NUCLEAR ENERGY LIABILITY EXCLUSION

It is agreed that the policy does not apply:

I. Under any Liability Coverage, to injury, disease, death or destruction
      (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability;
           or
      (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, with any person or organization.

II. Under any Medical Payments Coverage, or under any Supplementary Payments provision relating to immediate medical or surgical relief, to expenses incurred with respect to bodily injury, sickness, disease or death resulting from the hazardous properties of nuclear facility by any person or organization.

III. Under any Liability Coverage, to injury, sickness, disease, death or destruction resulting from the hazardous properties of nuclear material, if
      (a) the nuclear material (1) is at any nuclear facility owned by, or operated by on behalf of, an insured or (2) has been discharged or dispersed therefrom;
      (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or
      (c) the injury, sickness, disease, death or destruction arises out of the furnishing by an insured or services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility.

IV.  As used in this endorsement
     "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special material or byproduct material;
     "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;
     "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;
     "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof;
     "nuclear facility" means
     (a)  any nuclear reactor
     (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,
     (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,
     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;
     "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;
     With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property.
     Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.


All other terms, conditions and warranties remaining unchanged.

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.


Attached to and forming part of the Policy No.

Issued to


If this endorsement is listed in the policy declarations, it is in effect from the time coverage under this policy commences. Otherwise, the effective date of this endorsement is as shown below at the same time or hour of the day as the policy became effective.

Effective Date:              Endorsement No.     1

Countersigned By:

           Authorized Respresentative              Date

RSUI-00041

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.




In consideration of the premium charged, it is understood and agreed that the coverage afforded by this policy is extended to include the following subsidiaries:

          Carbco, Inc.
          Icepac, Inc.

It is further understood and agreed that this policy provides coverage (as herein defined) for loss from claims by reason of Wrongful Acts occurring subsequest to the date of acquisition.

It is further understood and agreed that the above addition shall not serve to increase the Limit of Liability as set forth in Item 3 of the Policy Declaration.


Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.



All other terms, conditions and warranties remaining unchanged.


Attached to and forming part of the Policy No.

Issued to


If this endorsement is listed in the policy declarations, it is in effect from the time coverage under this policy commences. Otherwise, the effective date of this endorsement is as shown below at the same time or hour of the day as the policy became effective.

Effective Date:              Endorsement No.     2

Countersigned By:

           Authorized Representative              Dated

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.


                DIRECTORS AND OFFICERS LIABILITY POLICY
           PRIOR AND/OR PENDING LITIGATION EXCLUSION BACKDATED

IN CONSIDERATION of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against the Insured Persons based upon or attributable to litigation prior to or pending at the inception date of this policy involving the Insured Organization and/or Insured Persons or arising out of the facts or circumstances underlying or alleged in any such prior or pending litigation.

It is further agreed that the above shall apply to prior and/or pending litigation prior to October 18, 1984.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy other than as above stated.



All other terms, conditions and warranties remaining unchanged.


Attached to and forming part of the Policy No.

Issued to


If this endorsement is listed in the policy declarations, it is in effect from the time coverage under this policy commences. Otherwise, the effective date of this endorsement is as shown below at the same time or hour of the day as the policy became effective.

Effective Date:              Endorsement No.     3

Countersigned By:

           Authorized Representative              Dated

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.




In consideration of the premium charged, it is hereby understood and agreed that Section 3 (B) Exclusions (6), (7), (11) and (12) are deleted in their entirety from this policy.




Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy other than as above stated.



All other terms, conditions and warranties remaining unchanged.


Attached to and forming part of the Policy No.

Issued to


If this endorsement is listed in the policy declarations, it is in effect from the time coverage under this policy commences. Otherwise, the effective date of this endorsement is as shown below at the same time or hour of the day as the policy became effective.

Effective Date:              Endorsement No.     4

Countersigned By:

           Authorized Representative              Dated

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.


                   DIRECTORS AND OFFICERS LIABILITY POLICY
                      INSURED ORGANIZATION EXCLUSION

In consideratin of the premium charged, it is hereby understood and agreed that
Section 2. Definition (D) "Insured Organization" is deleted in its entirety and replaced with the following:

(D) "Insured Organization" means the organization named in Item 1 of the Declarations and any Subsidiary exsisting prior to or at the inception date o fthis policy and listed on the application attached to this policy. In addition, Insured Organization shall mean any Subsidiary created or acquired after the inception date of the policy subject to Section 4. Condition (H) Merger, Consolidation or Acquisition.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the below mentioned policy other than as above stated.


All other terms, conditions and warranties remain unchanged.

Attached to and forming part of the Policy No.______________________

Issued to __________________________________________________________

If this endorsement is listed in the policy declarations, it is in effect from the time coverage under this policy commences. Oterwise, the effective date of this endorsement is as shown at the same time or hour of the day as the policy became effective.

Effective Date:_______________            Endorsement No.  5___

Countersigned By:
_______________________________                       _________________
Authorized Representative                             Date

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

                        BILATERAL DISCOVERY ENDORSEMENT

In consideration of the premium charged, it is hereby understood and agreed that Section 4, Conditions (E) Discovery Period: is deleted and replaced by the following:

If the INSURER OR INSURED shall cancel or refuse to renew this policy the INSURED ORGANIZATION shall have the right, upon payment of SEVENTY-FIVE PERCENT of the FULL ANNUALL PREMIUM, to a period 365 DAYS following the effective date of such cancellation of nonrenewal (herein referred to as the DISCOVERY PERIOD) in which to give written notice to the INSURER of claims first made against the INSURED PERSON during said 365 DAY period for any WRONDFUL ACT occuring prior to the end of the POLICY PERIOD and otherwise covered by this policy. As used herein, FULL ANNUAL PREMIUM means the premium level in effect immediately prior to the end of the Policy Period.

The rights contained in this clause shall terminate, however, unless written notice of such election together with the additional premium due is received by Royal Specialty Underwriting, Inc. at the address shown on the Declarations Page within ten(10) days of the effective date of cancellation or nonrenewal. The full additional premium for the DISCOVERY PERIOD shall be fully earned at the inception of the DISCOVERY PERIOD.The DISCOVERY PERIOD is not cancellable. This clause and the rights contained herein shall not apply to any cancellation resulting from non-payment of premium.


Attached to and forming part of Policy No.___________________________ Issued to ___________________________________________________________
_____________________________________________________________________

If this endorsement is listed in the policy declarations, it is in effect from the time coverage under this policy commences. Otherwise, the effective data of this endorsement is as shown below at the same time or hour of the day as the policy became effective.

Effective Date:_______________________          Endorsement No.   6

Countersigned By:
___________________________________               ____________________
Authorized Representative                         Date

Royal Insurance
THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.
                       ALLOCATION ENDORSEMENT

In consideration of the premium charged, it is hereby understood and agreed that:

  1) With respect to any Claim under this Policy made against a Director or Officer which is also made against the Company, including but not limited to Claims for Securities Activity Wrongful Acts (as defined below), the Company, the Directors and Officers and the Underwriter agree to use their best efforts to determine a fair and proper allocation, as between the Company and the Directors and Officers, of all amounts, including Defense Expenses, that the Directors and Officers and/or the Company become obligated to pay in connection with such Claim. In making such determination, the parties shall take into account the relative legal and financial exposures of, and relative benefits obtained in connection with the defense and/or settlement of the Claim by, the Directors and Officers and the Company.
      In the event that an allocation cannot be agreed to, then the Underwriter shall be obligated to make an Interim payment of the amount of Loss, including Defense Expenses, which the parties agree is not in dispute (which, with respect to any Claim for Securities Activity Wrongful Acts, will be no less than the Minimum Securities Allocation Amount, as defined below) until a final amount is agreed upon or determined pursuant to the provisions of this Policy and applicable law.
  2)  Notwithstanding anything to the contrary contained in paragraph
      (1) above, with respect soley to Claims for Securities Activity Wrongful Acts, the portion of Loss allocated to Directors and Officers under this Policy shall in no event be less than 80% (eighty percent) (the "Minimum Securities Allocation Amount").
  3) "Securities Activity Wrongful Acts" means any actual or alleged act, error, omission, statement, misstatement, misleading statement or breach of duty by a Director or Officer in his or her capacity as a Director or Officer of the Company, or any matter asserted against a Director or Officer soley by reason of his or her status as a Director or Officer of the Company, but only in connection with a purchase or sale, or an offer to purchase or sell, securities issued at any time by the Company.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the below mentioned policy other than as above stated.

Attached to and forming part of the Policy No.

Issued to

If this endorsement is listed in the policy declarations, it is in effect from the time coverage under this policy commences. Otherwise, the effective date of this endorsement is as shown below at the same time or hour of the day as the policy became effective.

Effective Date:              Endorsement No.     7
Countersigned By:
           Authorized Representative              Dated

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

                        MARITAL ESTATE EXTENSION

In consideration of the premium charged, it is hereby understood and agreed that subject otherwise to the terms hereof, this policy may cover Loss arising from any claims made against the lawful spouse (where such status is derived by reason of statutory law or common law) of a Director or Officer for claims arising solely out of his or her status as the spouse of a Director or Officer; including such claims that seek damages recoverable from marital community property, property jointly held by the Director or Officer and the spouse, or property transferred from the Director or Officer to the spouse; provided, however, that this extension shall not afford any coverage for any claim for any actual or alleged Wrongful Act of the spouse and that this policy shall apply only to actual or alleged Wrongful Acts of a Director of Officer subject to the full policy's terms and conditions.


Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the below mentioned policy other than as above stated.

All other terms, conditions and warranties remaining unchanged.


Attached to and forming part of the Policy No.

Issued to


If this endorsement is listed in the policy declarations, it is in effect from the time coverage under this policy commences. Otherwise, the effective date of this endorsement is as shown below at the same time or hour of the day as the policy became effective.

Effective Date:              Endorsement No.     8

Countersigned By:

           Authorized Representative              Dated

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

                    EMPLOYMENT PRACTICE LIABILITY

In consideration of the premium charged it is hereby understood and agreed that coverage afforded by this policy is extended to cover Loss from Employment Practices Claims against an Insured Person subject to all terms of this endorsement and all other terms, conditions and exclusions of the policy.

                              DEFINITIONS

It is futher understood and agreed that for the purpose of this endorsement only the following definitions shall apply:

1) "Employment Practices Claims" shall mean any Claim relating to a past, present or prospective employee of the Insured Organization for or arising out of any actual, constructive or alleged wrongful dismissal, discharge or termination of employment; wrongful failure to employ or promote; wrongful disciplinary action; wrongful employee evaluation; any manner of sexual or workplace harassment; any manner of unlawful discrimination or wrongful failure to provide adequate employee policies and procedures.

    Employment Practices Claims shall include Claims brought under local, state or federal law (whether common or statutory) and includes but are not limited to allegations of violations of the following federal laws (as amended) including all regulations promulgated thereunder.

    1.  Family and Medical Leave Act of 1993.

    2.  Americans with Disabilities Act of 1992 (ADA).

    3.  Civil Rights Act of 1991.

    4. Age Discrimination in Employment Act of 1967 (ADEA), including the Older Workers Benefit Protection Act of 1990.

    5. Title VII of the Civil Rights Law of 1964, as amended (1983) including Pregnancy Discrimination Act of 1978.

    6.  Civil Rights Act of 1866, Section 1981 and

    7.  Fifth and Fourteenth Amendments of the U.S. Constitution.

2) "Insured Person" shall include, for the purposes of Employment Practices Claims only, any Director, Officer or Employee of the Company whether such individual is in a supervisory, co-worker or subordinate position to the claimant(s) or otherwise. Coverage shall apply to all new Directors, Officers or Employees elected, appointed or hired after the inception date of the policy.

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

It is further understood and agreed that exclusions 3(B)(1), 3(B)(5)(b) are amended as they relate to Employment Practices Claims only as follows:

A) Exclusion 3(B)(1) is deleted in its entirety and replaced as follows:

    3 (B) The Insurer shall not be liable to make any payment for Loss in connection with any Claim made against the Insured Persons:

            (1) for any actual or alleged (a) bodily injury, sickness, disease or death of any person, assualt, battery or
                 (b) damage to or destruction of any tangible property including loss of use thereof; or (c) invasion of privacy, wrongful entry, eviction, false arrest, false imprisonment or malicious prosecution.

B) Exclusion 3(B)(5)(b) is deleted in its entirety and replaced as follows:

    3 (B) The Insurer shall not be liable to make any payment for Loss in connection with any Claim made against the Insured
            Persons:

            (5) by an Insured Person or Insured Organization, as defined in this policy, except:

                 (b) a Claim brought by an Insured Person other than an Insured Person who is or was a Director of the Company for their alleged Employment Practices Claims.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the below mentioned policy other than as above stated.

All other terms, conditions and warranties remaining unchanged.

Attached to and forming part of the Policy No.

Issued to

If this endorsement is listed in the policy declarations, it is in effect from the time coverage under this policy commences. Otherwise, the effective date of this endorsement is as shown below at the same time or hour of the day as the policy became effective.

Effective Date:              Endorsement No.     9

Countersigned By:

           Authorized Representative              Dated

Royal Insurance

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

                       NINETY DAY NOTICE OF CANCELLAION

In consideration of the premium charged, it is hereby understood and agreed that Section 4. Condition (O) Cancellation Clause is amended in part to read "ninety (90) days"

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the below mentioned policy other than as above stated.

Attached to and forming part of the Policy No.__________________________ Issued to ______________________________________________________________
________________________________________________________________________

If this endorsement is listed in the policy declaration, it is in effect from the time coverage under this policy commences. Otherwise, the effective date of this endorsement is as shown below at the same time or hour of the day as the policy became effective.

Effective Date:______________________     Endorsement No. __10______

Countersigned By:
______________________________            ___________________________
Authorized Representaive                  Date

 Royal Insurance

DIRECTORS AND OFFICERS LIABILITY
AND COMPANY REIMBURSEMENT APPLICATION

       THIS FORM IS FOR PROFIT CORPORATIONS (RENEWAL ONLY)


1.  (a)  Name of Company

         Arrow Automotive Industries, Inc.

    (b)  Address (City, State, Zip Code)

         3 Speen Street

         Framingham, MA  01701

2. The Officer of the Entity designated to receive notice from the Insurer concerning this Insurance is:

         James F. Fagan                Executive Vice President
            Name                              Title

3.  Date since which the Company has continuously carried on business:

    1929

4. Nature of operations (if Sales or Manufacturing, please detail accordingly):

    Remanufacture of automotive parts

5.  Stock Ownership

    (a)  Number of common shares outstanding

         2,873,083

    (b)  Number of common stock shareholders

         305

    (c) Number of shares of the Company's common stock owned directly or beneficially by its Directors and Officers:

         1,731,113

    (d) Does any shareholder own directly or beneficially 10 percent or more of the common shares?

    X  Yes     No   (If "Yes", please give details):  Lawrence M.
    Levinson 48.31%; Mary S. Holzwasser, Joseph Segal and Lawrence Levinson as Trustees of the Trust u/w/o Albert S. Holzwasser 18.68%.

    (e)  Are the common shares publicly traded?

    X  Yes    No  (If "Yes", please specify the exchange(s) listing
    the Applicant's stock and the stock symbol.)  AI
    American Stock Exchange

    (f) Provide the price range per share for the applicant's Common Stock for each of the last three (3) years

            Year             52 Week High           52 Week Low
            1996               7 3/8                   4 3/4

            1995               8 3/8                   5 1/2

            1994               10                      6


6. List the names, titles and affiliations of all Directors and Officers of the Entity and its Subsidiary companies:

    See attached.

7.  Complete list of subsidiary companies:

       Name    Type of Operation    Percentage    Date      Domestic
                                   of Ownership   Acquired  or Foreign

    N/A

8. Have any plans for merger, acquisition or consolidation been approved by the Board of Directors?

       Yes     X No  (If "Yes", please give details):

9. Has the corporation or any subsidiary filled or contemplated filing any new public offering of securities either pursuant to the Securities Act of 1933 or exempt from registration under regulation A within the past 18 months or within the next 12 months?

       Yes    X No  (If "Yes", attach a statement of full details
    including the prospectus.)

10. Please indicate various Limit(s) of Liability and Retentions for which quotations are desired:

              LIMIT                      RETENTION

    $1,000,000 each loss            $2,500 each person

    $1,000,000 each loss            $5,000 all persons

                                   $10,000 organization

The undersigned authorized Officer of the Company, on behalf of the Directors and Officers and the Company, warrant that to the best of his/her knowledge and belief the statements set forth herein are true and he/she agrees that this Renewal Application is a supplement to the application completed for the issuance of the first policy, and that application together with this Renewal Application and information furnished pursuant hereto shall be the basis of the contract should a policy be issued and such applications will be attached and become part of the policy. The Insurer is hereby authorized to make any investigation and inquiry it deems necessary in connection with this application.

                NOTICE TO NEW YORK APPLICANTS

Your state insurance department requires applicants to be informed that any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

NOTE: This application must be signed by the Chairman of the Board or the President and dated within 30 days of binding should an order be given.


Signature         Harry A. Holzwasser      Title  Chairman of the Board

                (Chairman of the Board or President)

Date                          Company   Arrow Automtive Industries, Inc.

RSUFPR-00007 (Ed. 6/92)

One copy of each of the following documents is attached and made a part of this proposal:

(a) AUDITED ANNUAL REPORT (complete financial statements for the most recent three (3) years)

(b)  LATEST INTERIM FINANCIAL STATEMENT

(c)  MOST RECENT FORM 10K FILED WITH THE SECURITIES AND EXCHANGE
     COMMISSION SUBSEQUENT TO THE FILING THE ANNUAL 10K (if the Entity is publicly traded)

(d)  LATEST PROXY STATEMENT

(e)  COPY OF CURRENT SCHEDULE OF INSURANCE


Submitted By  Johnson & Higgins, Boston              Date  5/11/94
              Producer

NOTE: This Application and all exhibits shall be treated in the strictest confidence.





85431 (e.d. 10/83)

CNA FINANCIAL INSURANCE GROUP
One Continental Drive, Cranbury, New Jersey  08570

CNA
For All the Commitments You Make

                     CNA INSURANCE COMPANIES        DECLARATIONS
                            CNA PLAZA            EXCESS INSURANCE POLICY
                        CHICAGO, IL  60685

                              NOTICE

THIS IS A "CLAIMS MADE" POLICY AND, SUBJECT TO ITS PROVISIONS, APPLIES ONLY TO ANY CLAIM FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD. NO COVERAGE EXISTS FOR ANY CLAIM FIRST MADE AFTER THE END OF THE POLICY PERIOD UNLESS, AND TO THE EXTENT, THE EXTENDED REPORTING PERIOD APPLIES. THE LIMIT OF LIABILITY SHALL BE REDUCED BY AMOUNTS INCURRED AS DEFENSE COSTS.

    ACCOUNT NUMBER           COVERAGE PROVIDED BY

201028

    POLICY NUMBER        Continental Casualty Company           AGENCY

DOX 132022777                                                 910 792169

    NAMES ENTITY AND PRINCIPAL ADDRESS           AGENT

Item   Arrow Automotive Industries, Inc.       Johnson & Higgins Of
                                               Massachusetts, Inc.
 1.    3 Speen Street                          Ms. Barbara Gubitose
       Framingham, MA  01701                   One Financial Center
                                               Boston, MA  02111
Attn:  Ms. Kathaleen Carroll-Coelho

Item   Policy Period:
 2.    06/01/97             To             06/01/98
       12:01 A.M. Standard Time at the Principal Address stated in
       Item 1.

Item   Limited of Liability (inclusive of Defense Costs):
 3.
       $ 5,000,000       Maximum aggregate
                         Limit of Liability each
                         Policy Period.

Item   Schedule of Underlying Insurance:
 4.    A.  Primary Policy
            Name of Carrier     Policy No.  Limits     Deductible/
                                                        Retention Amount
       Royal Indemnity Company  HP 606008  $5,000,000      0/0/$75,000

       B.  Underlying Excess Policy(ies):
            Name of Carrier     Policy No.  Limits     Deductible/
                                 N/A                    Retention Amount

Item   Policy Premium
 5.
       $ 28,000

Item Forms and Endorsements forming a part of this policy at inception:
 6.    FIG-1006-A, FIG-1009-A

These Declarations along with the completed and signed Application and the Excess Insurance Policy, shall constitute the contract between the Insureds, the Named Entity, and the Insurer.

                                            Date


Chairman of the Board      Secretary        Authorized Representative
                                            Johnson & Higgins of
                                            Massachusetts, Inc.

G-17728-A
(ED 04/92)

                        EXCESS INSURANCE POLICY

In consideration of the payment of the premium and in reliance on all statements made and information furnished to Continental Casualty Company (hereinafter called the "Insurer"), and/or to the Insurers of the Underlying Insurance, including the statements made in the Application made a part hereof and subject to all of the provisions of this Policy, the Insurer and the Insureds agree as follows:

I.     INSURING AGREEMENT

The Insurer shall provide the Insureds with excess coverage over the Underlying Insurance as set forth in Item 4 of the Declarations during the policy Period set forth in Item 2 of Declarations. Coverage hereunder shall attach only after all such Underlying Insurance has been exhausted by payments for losses and shall then apply in conformance with the same provisions of the Primary Policy at its inception, except for premium, limit of liability and as otherwise specifically set forth in the provisions of this Policy.

II.     POLICY DEFINITIONS

Application shall mean the written application for this Policy, including any materials submitted therewith, which together shall be on file with the Insurer and deemed a part of and attached hereto as if physically attached to this Policy.

Named Entity means the organization named in Item 1 of the Declarations.

Insureds means those persons or organization(s) insured under the Primary Policy, at its inception.

Policy Period means the period from the effective date and hour of this Policy as set forth in Item 2 of the Declarations, to the Policy expiration date and hour set forth in Item 2 of the Declarations, or its earlier cancellation date or termination date, if any.

Primary Policy means the Policy scheduled in Item 4 (a) of the Declarations.

Underlying Insurance means all those Policies scheduled in Item 4 of the Declarations and any Policies replacing them.

III.     MAINTENANCE OF UNDERLYING INSURANCE

All of the Underlying Insurance scheduled in Item 4 of the Declarations shall be maintained during the Policy Period in full effect, except for any reduction of the aggregate limit(s) of liability available under the Underlying Insurance solely by reason of payment of losses thereunder. Failure to comply with the foregoing shall not invalidate this Policy but the Insurer shall not be liable to a greater extent than if this condition had been complied with. To the extent that any Underlying Insurance is not maintained in full effect during the currency of this

Policy Period, then the Insureds shall be deemed to have retained any loss for the amount of the limit of liability of any Underlying Insurance which is not maintained as set forth above.

In the event of any actual or alledged (a) failure by the Insureds to give notice or to exercise any extensions under any Underlying Insurance or (b) misrepresentation or breach of warranties by any of the Insured with respect to any Underlying Insurance, the Insurer shall not be liable hereunder to a greater extent than it would have been in the absence of such actual or alleged failure, misrepresentation or breach.

It is further a condition of this Policy that the Insurer shall be notified in writing, as soon as practicable of cancellation and/or alteration of any provisions of any of the policies of Underlying Insurance.

IV.     LIMIT OF LIABILITY

The amount set forth in Item 3 of the Declarations shall be the maximum aggregate Limit of Liability of the Insurer for the Policy Period.

Costs of defense shall be part of and not in addition to the Limit of Liability in Item 3 of the Declarations, and such costs of defense shall reduce the Limit of Liability stated in Item 3 of the Declarations.

V.     DEPLETION OF UNDERLYING LIMIT(S)

In the event of the depletion of the limit(s) of liability of the Underlying Insurance solely as the result of the actual payment of losses thereunder by the applicable insurers, this Policy shall, subject to the Insurer's Limit of Liability and to the other terms of this Policy, continue to apply to losses as Excess Insurance over the amount of Insurance remaining under such Underlying Insurance. In the event of the exhaustion of all of the limit(s) of liability of such Underlying Insurance solely as a result of payment of losses thereunder, the remaining limits available under this Policy shall, subject to the Insurer's Limit of Liability and to the other provisions of this Policy, continue for subsequent losses as primary insurance and any retention specified in the Primary Policy shall be imposed under this Policy as to each claim made; otherwise no retention shall be imposed under this policy.

This Policy only provides coverage excess of the Underlying Insurance. This Policy does not provide coverage for any loss not covered by the Underlying Insurance except and to the extent that such loss is not paid under the Underlying Insurance solely by reason of the reduction or exhaustion of the available Underlying Insurance through payments of loss thereunder. In the event the insurer of one or more of the Underlying Insurance polices fails to pay loss in connection with any claim covered under the Underlying Insurance as a result of the insolvency, bankruptcy, or liquidation of said insurer, then the Insureds hereunder shall be deemed to have retained any loss for the amount of limit of liability of said Insurer which is not paid as the result of such insolvency, bankruptcy or liquidation.

If any Underlying Insurance bears an effective date which is prior to the effective date of this Policy and if any such insurance becomes exhuasted or impaired by payment of loss with respect to any claim which, shall be deemed to be made prior to the effective date of this Policy, then with respect to any claim made after the the effective date of this Policy, the Insureds shall be deemed to have retained any loss for the amount of any such Underlying Insurance which is exhausted or impaired by payment of loss with respect to such claim made prior to the effective date of this Policy.

VI.     CLAIM PARTICIPATION

The Insured shall not admit liability, consent to any judgment against them, or agree to any settlement which is reasonably likely to involve the Limit of Liability of this Policy without the Insurer's consent, such consent not to be unreasonably withheld.

The Insurer may, at its sole discretion, elect to participate in the investigation, settlement or defense of any claim against any of the Insureds for matters covered by this Policy even if the Underlying Insurance has not been exhausted.

All provisions of the Underlying Insurance are considered as part of this Policy except that it shall be the duty of the Insureds and not the duty of the Insurer to defend any claims against any of the Insureds.

VII.     SUBROGATION - RECOVERIES

In that this Policy is "Excess Coverage", the Insureds and the Insurer's right of recovery against any person or other entity may not be exclusively subrogated. Despite the foregoing, in the event of any payment under this Policy, the Insurer shall be subrogated to all the Insured's rights of recovery against any person or organization, and the Insureds shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights.

Any amounts recovered after payment of loss hereunder shall be apportioned in the inverse order of payment to the extent of actual payment. The expenses of all such recovery proceedings shall be apportioned in the ratio of respective recoveries.

VIII.     NOTICE

The Insurer shall be given notice in writing as soon as is practicable in the event (a) the cancellation of any Underlying Insurance and (b) any additional or return premiums charged or allowed in connection with any Underlying Insurance. Notice regarding (a) and (b) above shall be given to Manager, Directors and Officers Liability Underwriting, CNA Insurance Companies, CNA Plaza, Chicago, Illinois 60685.

The Insurer shall be given notice as soon as practicable of any notice of claim or any situation that could give rise to a claim under any Underlying Insurance. Notice of any claim to the Insurer shall be given in writing to Manager, Professional Liability Claims, CNA Insurance Companies, CNA Plaza, Chicago, Illinois 60685.

IX.     COMPANY AUTHORIZATION CLAUSE

By acceptance of this Policy, the Named Entity named in Item 1 of the Declarations agrees to act on behalf of all the Insureds with respect to the giving and receiving of notice of claim or cancellations, the payment of premiums and the receiving of any return premiums that may become due under this Policy; and the Insureds agree that the Named Entity shall in all cases be authorized to act on their behalf.

X.     ALTERATION

No change in or modification of this Policy shall be effective except when made by endorsement signed by an authorized employee of the Insurer or any of its agents relating to this Policy.

XI.     POLICY CANCELLATION

This Policy may be cancelled by the Named Entity at any time by written notice or by surrender of this Policy to the Insurer. This Policy may also be cancelled by or on behalf of the Insurer by delivery to the Named Entity or by mailing to the Named Entity, by registered, certified or other first class mail, at the address shown in Item 1 of the Declarations, written notice stating when, not less than thirty (30) days thereafter, the cancellation shall become effective. The mailing of such notice as aforesaid shall be sufficient proof of notice and this Policy shall cancel at the date and hour specified in such notice.

If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

The Insurer shall refund the unearned premium computed at less than pro-rata if the Policy is canceled in its entirety by the Named Entity. Under any other circumstances the refund shall be computed pro-rata.

XII.     EXCLUSIONS

Nothwithstnading any provisions of the Underlying Insurance, the Insurer shall not be liable to make payment for loss in connection with any claim based upon, arising out of, relating to, directly or indirectly resulting from, or in consequence of, or in any way involving:

1. nuclear reaction, radiation, or contamination regardless of causes;

2.     pollutants, including but not limited to loss arising out of any:

       a. request, demand or order that any of the Insureds or others test for, monitor, clean up, remove, contain, treat, detoxify or neutralize, or in any way respond to, or assess the effects of pollutants, or

       b. claim by or on behalf of a governmental authority for damages because of testing for, monitoring, cleaning up, removing, containing, treating, detoxifying or neutralizing or in any way responding to or assessing the effects of pollutants.

Pollutants means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste.
Waste includes materials to be recycled, reconditioned or reclaimed.

XIII.     CONDITIONS

No action shall be taken against the Insurer unless, as a condition precedent, there shall have been full compliance with all the provisions of this Policy, nor until the amount of the Insureds obligation to pay shall have been finally determined either by final and nonappealable judgment against the Insureds after trial, or by written agreement of the Insureds, the claimant and the Insurer.



           Secretary                Chairman of the Board

                 Prior or Pending Litigation Exclusion

In consideration of the premium paid for this policy, it is agreed that Section
XII. is amended with the addition of the following:

3 Any fact, circumstance, situation, transaction or event underlying or alleged in any prior and/or pending litigation as of 06/01/96, regardless of the legal theory upon which such litigation is predicated.


All other provisions of the policy remain unchanged.


This endorsement, which forms a part of and is for attachment to the following described Policy issued by the designated Insurers takes effect on the effective date of said Policy, unless another effective date is shown below, at the hour stated in said Policy and expires concurrently with said Policy.


      Must be Completed          Complete Only When This Endorsement is
                                   Not Prepared with the Policy or is
                                   Not to be Effective with the Policy

ENDT.No.         POLICY NO.        ISSUED TO           EFFECTIVE DATE OF
                                                       THIS ENDORSEMENT
                  ,132022777      Arrow Automotive
                                  Industries, Inc.


                             Countersigned by  Johnson & Higgins of
                                                Massachusetts, Inc.
                                               Authorized Representative

CNA Insurance Companies
FIG-1006-A
(ED. 07/94)

                           AMEND CANCELLATION CLAUSE


In consideration of the premium paid for this policy, it is agreed that Section
XI. POLICY CANCELLATION is amended as follows:

The phrase "not less than thirty (30) days thereafter' is deleted and replaced by "not less than ninety (90) days thereafter".

All other provisions of the policy remain unchanged.













This endorsement, which forms a part of and is for attachment to the following described Policy issued by the designated Insurance takes effect on the effective date of said Policy, unless another effective date is shown below, at the hour stated in said Policy and expires concurrently with said policy.

Must be Completed

ENDT. NO.         Policy NO.        Complete Only When This Endorsement
                   is not prepared with the Policy or is not to be Effective with the Policy

ISSUED TO         EFFECTIVE DATE OF THIS
ENDORSEMENT



Effective Date:                     Endorsement No.    12

Countersigned By:



Authorized Representative           Date

                            RENEWAL APPLICATION FOR
                   DIRECTORS AND OFFICERS LIABILITY INSURANCE

                                    NOTICE

THIS IS AN APPLICATION FOR A CLAIMS-MADE POLICY WHICH, SUBJECT TO ITS PROVISIONS, APPLIES ONLY TO ANY CLAIM FIRST MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. NO COVERAGE EXISTS FOR CLAIMS FIRST MADE AFTER THE END OF THE POLICY PERIOD UNLESS, AND TO THE EXTENT, THE EXTENDED REPORTING PERIOD APPLIES. THE LIMIT OF LIABILITY SHALL BE REDUCED BY AMOUNTS INCURRED AS DEFENSE COSTS. DEFENSE COSTS SHALL BE SUBJECT TO THE RETENTION AMOUNTS. PLEASE REVIEW THE POLICY CAREFULLY AND DISCUSS THE COVERAGE WITH YOUR INSURANCE AGENT OR BROKER.

                 Instructions For Completing This Application

Please read the instructions carefully, and complete and submit all requested information and required attachments. Please note that terms appearing in bold face in the above Notice and in any Application Question below are defined in the Policy and shall have the same meaning in this Application as in the Policy. This Application and all materials submitted or required shall be held in confidence. Questions 3 and 4 need not be answered if the information requested is contained-in any required attachments.

Required Attachments:

     1. All proxy statements and Notices of Annual Meeting to Stockholders within the last twelve months
     2. Audited financial statements for the most recent three fiscal years
     3.     The latest interim financial statements
     4.     The indemnification provisions of the charter and bylaws
     5.     Any filings made to the SEC within the last 12 months

                    Please submit this Application to:

                        CNA Insurance Companies
                        Financial Insurance Division - 20 South
                        CNA Plaza
                        Chicago, Illinois 60685
                        (800) 221-8201

     ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT (S)HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE GUILTY OF INSURANCE FRAUD.

1.     Named Entity:  Arrow Automotive Industries, Inc.
       Street Address:  3 Speen Street
       City:  Framingham    State:  MA     Zip Code:  01701

       Telephone:  (508) 872-3711

2. The Officer designated by the Entity to receive notices from the Insurer concerning this insurance is:

          Kathaleen M. Carroll-Coelho      Vice President and Controller
              Name of Officer                        Title


Questions 3 and 4 Need Not Be Answered if the Information Requested is Contained in the Required Attachments


3.     Has there been any material change in the nature of the
       operations within the last 12 months?           Yes     No X
       If yes, provide details:

4.     Stock Ownership of Named Entity

       a.  Total number of common shares outstanding:          2,873,083
       b.  Total number of common shareholders:                      305
       c.  Total number of common shares owned directly
           or beneficially by Directors:                       1,731,113
       d.  Total number of common shares owned directly
           or beneficially by Officers who are not Directors
       e.  Does any shareholder own directly or beneficially
           five percent or more of the common shares?         Yes X  No

       If "Yes", designate name and percentage of holdings: Lawrence M. Levinson, 48.31%; Mary S. Holzwasser, Joseph Segal and Larry Levinson as Trustees of the Trust U/W/O Albert Holzwasser 18.33%, M S Holzwasser 18.68%, Dimensional Fund Advisor 5.97%, H A Holzwasser 6.0%

       Include by attachment the information above (items a-e) for any additional classes of voting stock.

       f.  Are there any other securities convertible to
           voting stock?                                      Yes   No X

       If "Yes", provide details:

5.     Have there been any changes in senior management
       (Board Chairman, President, Executive Vice
       President, etc.) in the last 12 months?                Yes X  No

       If "Yes", provide details:
       Termination of Vice President of Marketing - William Ledbetter

6.     By attachment to this Application, provide the
       following information for any Subsidiary acquired
       or created after the effective date of the current
       Policy:    Not applicable

       a.  Name                      d.  Nature of business
       b.  Date of acquisition       e.  Domestic or foreign
       c.  Percent of ownership      f.  Name of parent entity

7.     During the last 12 months, has the Entity been involved
       in, or is it presently considering, any merger,
       consolidation, acquisition, tender offer, or divestment
       or sale of its stock in excess of 10% of the total
       stock outstanding?                                     Yes   No X

       If "Yes", provide details:

8. Has the Entity filed, or contemplated filing, a registration statement with the Securities and Exchange Commission:

       a.  within the past 12 months?                         Yes   No X
       b.  within the next 12 months?                         Yes   No X

       If "Yes", to either of the above, provide details and
       furnish a copy of such registration statement if
       available.                                                 N/A

9.     a.  Within the last 12 months has the Named Entity
           or any Subsidiary made or joined in a Schedule
           13-D filing with the Securities and Exchange
           Commission with respect to ownership to the
           securities of another corporation?                 Yes   No

       If "Yes", provide details.                                 N/A

       b.  Within the last 12 months, has the Named Entity
           or any Subsidiary become aware that any person,
           corporation or other entity has made a Schedule
           13-D filing with respect to the ownership of the
           securities of the Named Entity or any Subsidiary?  Yes   No X

       If "Yes", provide details.



10.    Please provide the following insurance information:

       a.  Pension/Fiduciary Liability   Limit:  1,000,000
           Carrier:  Federal (Chubb)     Expir Date:  6/1/98
       b.  Commercial Crime/Fidelity     Limit:  500,000
           Carrier:  Travelers           Expir Date:  6/1/98
       c.  General Liability             Limit:  1,000,000
           Carrier:  Travelers           Expir Date:  6/1/98

11. During the last 12 months has the Entity or any of the Directors and Officers been involved in any of the following:

       a.  any anti-trust, copyright or patent litigation?    Yes   No X
       b.  any civil or criminal action or administrative
           proceeding charging a violation of any federal
           or state security law or regulation?               Yes   No X
       c.  any representative actions, class actions or
           derivative suits?                                  Yes   No X
       d.  other material litigation?                         Yes   No X

       If "Yes", to any of the above, please attach full details.

12. The undersigned declares that to the best of his/her knowledge the statements set forth herein are true and correct and that reasonable efforts have been made to obtain sufficient information from all of the Directors and Officers to facilitate the proper and accurate completion of this Application for the proposed Policy. Signing of this Application does not bind the undersigned to complete the insurance, but it is agreed that this Application shall be the basis of the contract should a Policy be issued, and this Application will be attached to and become part of such Policy. The undersigned agrees that if after the date of this Application and prior to the effective date of the Policy, any occurrence, event or other circumstance should render any of the information contained in this Application inaccurate or incomplete, then the undersigned shall notify the Insurer of such occurrence, event or circumstance and shall provide the Insurer with information that would complete, update or correct the information contained in this Application. Any outstanding quotations may be modified or withdrawn at the sole discretion of the Insurer.

13. It is agreed that this Renewal Application and all Application(s) for all policies issued by the Insurer of which the proposed Policy would be a direct or indirect renewal or replacement, copies of which will be attached to the proposed Policy, and any materials submitted or required (which shall be maintained on file by the Insurer and be deemed attached as if physically attached to the proposed Policy), are true and are the basis of the proposed Policy and are to be considered as incorporated into and constituting a part of the proposed Policy.

14. The information requested in this Application is for underwriting purposes only and does not constitute notice to the Insurer under any Policy of a Claim or potential claim. All such notices must be submitted to the Insurer pursuant to Section VII of the Policy.

The undersigned acknowledges that he or she is aware that Defense Costs reduce and may exhaust the Limit of Liability. The Insurer is not liable for any Loss (which includes Defense Costs) in excess of the Limit of Liability.

This Application must be signed by the Chairman of the Board or President.


Signed       Harry A. Holzwasser

Title        Chairman of the Board

Corporation  Arrow Automotive Industries Inc.

Date


A POLICY CANNOT BE ISSUED UNLESS THE APPLICATION IS PROPERLY SIGNED AND DATED

FOR NEW YORK RESIDENTS ONLY:

This Application must be signed by the Chairman of the Board or President:

                          WARNING

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE CONTAINING ANY FALSE INFORMATION, OR CONCEALS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME.

Signed

Title

Corporation

Date


A POLICY CANNOT BE ISSUED UNLESS THE APPLICATION IS PROPERLY SIGNED AND DATED


G-19906-A
(ED. 07/93)